                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): AUGUST 14, 2002



                            PRIDE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                 1-13289                              76-0069030
    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                             Identification No.)


                       5847 SAN FELIPE, SUITE 3300
                              HOUSTON, TEXAS                              77057
                 (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (713) 789-1400

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     -   Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances
                      Relating to Exchange Act Filings.

         99.2     -   Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances
                      Relating to Exchange Act Filings.

         99.3     -   Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act
                      of 2002.

         99.4     -   Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act
                      of 2002.

ITEM 9.  REGULATION FD DISCLOSURE

              On August 14, 2002, Paul A. Bragg, the principal executive officer of Pride International, Inc., and Earl W. McNiel, the principal financial officer of Pride, submitted to the SEC sworn statements pursuant to SEC Order No. 4-460. In addition, pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, Pride's quarterly report on Form 10-Q for the quarter ended June 30, 2002 filed on August 14, 2002 was accompanied by written certifications of Mr. Bragg and Mr. McNiel. Such statements and certifications are furnished herewith as Exhibits 99.1 through 99.4.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PRIDE INTERNATIONAL, INC.


                                   By:     /s/   EARL W. MCNIEL
                                      ------------------------------------------
                                      Earl W. McNiel
                                      Vice President and Chief Financial Officer


Date: August 14, 2002

                                  EXHIBIT INDEX


NO.           DESCRIPTION
---           -----------

99.1     -    Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to
              Exchange Act Filings.

99.2     -    Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to
              Exchange Act Filings.

99.3     -    Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.4     -    Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.